                       SUPPLEMENT DATED OCTOBER 20, 2000
                     TO THE PROSPECTUS DATED JULY 27, 2000
                            OF OCC ACCUMULATION TRUST

                        CHANGES TO "RISK/RETURN SUMMARY"

1. REPLACE THE TEXT AFTER THE FIFTH BULLET IN THE SUBSECTION OF THE PROSPECTUS CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" UNDER THE HEADING "RISK/RETURN SUMMARY" WITH THE FOLLOWING:

         The Small Cap Portfolio invests primarily in equity securities of companies with market capitalizations under $2 billion.

2. ADD A NEW SENTENCE FOLLOWING THE LAST SENTENCE IN THE FIRST PARAGRAPH IN THE SUBSECTION OF THE PROSPECTUS CAPTIONED "BAR CHART & PERFORMANCE TABLE" UNDER THE HEADING "RISK/RETURN SUMMARY" WITH THE FOLLOWING:

         Supplemental performance of the sub-adviser with regard to the Large Cap Growth, Small Cap Growth, Science & Technology and Target Portfolios can be found in the section captioned "Sub-Advisor's Past Performance" after the section "Fees & Expenses of the Portfolios."

                  CHANGES TO "PRINCIPAL INVESTMENT STRATEGIES"

1. DELETE THE SECOND PARAGRAPH OF THE SECOND ANSWER IN THE SUBSECTION CAPTIONED "EQUITY PORTFOLIO" UNDER THE HEADING "PRINCIPAL INVESTMENT STRATEGIES."

2. DELETE THE SECOND SENTENCE OF THE SECOND ANSWER IN THE SUBSECTION CAPTIONED "SCIENCE AND TECHNOLOGY PORTFOLIO" UNDER THE HEADING "PRINCIPAL INVESTMENT STRATEGIES."

3. REPLACE THE FIRST ANSWER IN THE SUBSECTION "SMALL CAP PORTFOLIO" UNDER THE HEADING "PRINCIPAL INVESTMENT STRATEGIES" WITH THE FOLLOWING:

          Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

4. REPLACE THE WORDS "1 BILLION" IN THE SECOND ANSWER IN THE SUBSECTION "SMALL CAP PORTFOLIO" UNDER THE HEADING "PRINCIPAL INVESTMENT STRATEGIES" WITH "2 BILLION."

                          CHANGES TO "FUND MANAGEMENT"

1. INSERT THE FOLLOWING BIOGRAPHY IN THE SUBSECTION "PORTFOLIO MANAGERS" UNDER THE HEADING "FUND MANAGEMENT" WITH THE FOLLOWING:

          John Lindenthal, Managing Director and senior equity portfolio manager and analyst at Oppenheimer Capital, is the portfolio manager of the Equity Portfolio. Mr. Lindenthal joined Oppenheimer Capital in 1979 from Bank of America where he was a senior portfolio manager responsible primarily for pension assets. Mr. Lindenthal graduated from the University of Santa Clara in California with a BS in Economics and an MBA in Finance.

2. REPLACE THE FIRST SENTENCE OF THE BIOGRAPHY FOR KENNETH W. CORBA IN THE SUBSECTION "PORTFOLIO MANAGERS" UNDER THE HEADING "FUND MANAGEMENT" WITH THE FOLLOWING:

         Kenneth W. Corba is the portfolio manager of the Large Cap Growth Portfolio.

3. REPLACE THE SECOND SENTENCE OF THE BIOGRAPHY FOR DENNIS MCKECHNIE IN THE SUBSECTION "PORTFOLIO MANAGERS" UNDER THE HEADING "FUND MANAGEMENT" WITH THE FOLLOWING:

          Mr. McKechnie is the manager of the Science and Technology Portfolio and joined PIMCO Equity Advisors in January 1999.

4. REPLACE THE FIRST SENTENCE OF THE BIOGRAPHY FOR JEFFREY D. PARKER IN THE SUBSECTION "PORTFOLIO MANAGERS" UNDER THE HEADING "FUND MANAGEMENT" WITH THE FOLLOWING:

          Jeffrey D. Parker, a senior portfolio manager of PIMCO Equity Advisors, is the portfolio manager of the Target Portfolio.

                  NEW SECTION "SUB-ADVISOR'S PAST PERFORMANCE"

1. THE FOLLOWING NEW SECTION CAPTIONED "SUB-ADVISOR'S PAST PERFORMANCE" IS ADDED AFTER THE SECTION "FEES & EXPENSES OF THE PORTFOLIOS".

                         SUB-ADVISOR'S PAST PERFORMANCE

The performance results shown below represent composite returns (the "Composites") derived from performance data furnished by PIMCO Equity Advisors which is sub-advisor to the Large Cap Growth, Small Cap Growth, Science and Technology and Target portfolios, the ("Growth Portfolios"). The Composites are comprised of all accounts managed by PIMCO Equity Advisors with substantially similar investment objectives, policies and strategies as the Growth Portfolios.

The Composites have not been subject to the same types of expenses and restrictions to which the Growth Portfolio's are subject under the Investment Company Act and the Internal Revenue Code. The information regarding the performance of the Composites does not represent the Growth Portfolio's performance. Such information should not be considered a prediction of the future performance of the Growth Portfolios. The Growth Portfolios are newly organized and have no performance record of their own.

The table below shows the average annual total return of the Composites managed by PIMCO Equity Advisors for the period ending September 30, 2000. The Composite returns are also compared against their relevant benchmark (which are the same benchmarks for the Growth Portfolios). The past performance data for the Composites has been adjusted to reflect the management fees and other expenses actually paid by the Growth Portfolios and assume the reinvestment of all dividends and distributions. The fees and expenses paid by the Growth Portfolios will be higher than the fees and expenses paid by the Composites. The performance of the Composites would have been lower than that shown below if the Composites had been subject to the fees and expenses of the Growth Portfolios and to other restrictions applicable to investment companies under relevant laws.

                           AVERAGE ANNUAL TOTAL RETURN
                    (FOR THE PERIOD ENDED SEPTEMBER 30, 2000)

                                        1998            1999          YEAR TO DATE        LAST 12 MONTHS      SINCE INCEPTION(2)
                                        ----            ----          ------------        --------------      ----------------
Science and Technology Composite       37.22(1)        139.75            21.41                118.82                99.87
Lipper Science & Technology Index      39.06(1)        113.90             6.64                 67.56                78.10
Large Cap Growth Portfolio               N/A            30.91(3)          6.15                 43.60                24.53
Russell 1000 Growth Index                N/A            25.20(3)         -1.37                 23.43                15.10
Small Cap Growth Portfolio             -3.65            66.03             6.03                 54.10                28.01
Russell 2000 Growth Index               1.23            43.09            -2.80                 29.66                15.91
Target Portfolio                         N/A            64.48(3)         40.91                115.87                75.15
S&P Mid-Cap Index                        N/A            22.54(3)         22.21                 43.21                30.90


          (1) Performance is for the period October 1, 1998 through December 31, 1998.

          (2) The inception periods for the Large Cap Growth Composite, Small Cap Growth Composite, Science and Technology Composite and Target Composite are 4/1/99, 7/1/94, 10/1/98 and 4/1/99 respectively.

          (3) Performance is for the period April 1, 1999 through December 31, 1999.

Average Annual Total Return: Composite results are measured internally based upon trade date accounting and include the reinvestment of dividends and interest. Results for the full historical period are time weighted. The Composites are valued monthly and portfolio returns are asset weighted using beginning-of-month market values. Quarterly, annual and annualized periods are calculated based upon geometrically linked monthly returns.

The benchmark (or index) for each of the Composites are a measure of the broad market for their respective strategy. Each index is included to provide a detailed basis of comparison. Each index is unmanaged and reflects past performance, which is not indicative of future results. For comparison purposes, the unmanaged index is fully invested and returns are gross of investment management fees.